Letter To Shareholders                      ACM Government Securities Fund, Inc.
--------------------------------------------------------------------------------

August 8, 1995

Dear Shareholder:

The U.S. bond market rebounded sharply over the past six months, staging an impressive rally across nearly all fixed income sectors. The rally was sparked, in large part, by evidence of a slowing U.S. economy, moderating inflationary pressures and a shift in Federal Reserve monetary policy. Treasury securities outperformed mortgage securities during this period, though both sectors of the market gained. Outside the U.S., emerging market and other foreign debt prices continued to decline in January and February. Over the past five months, however, they have rebounded sharply in response to positive developments in Mexico and Argentina.

INVESTMENT RESULTS

For the six months ended June 30, 1995, ACM Government Securities Fund achieved a total return of +13.75% on a net asset value basis, and over the last twelve months, returned +11.45%. Since its initial public offering in January of 1988, the Fund has provided shareholders with an average annual total return of +9.00% on a net asset value basis.

A SOFT LANDING FOR THE U.S. ECONOMY?

The pronounced economic slowdown in the first six months of the year challenged the notion of a "soft landing" for the U.S. economy. In the second quarter, gross domestic product growth fell to 0.5%, reflecting declines in industrial production and lower final sales growth. Economic growth will likely slow further without a resurgence in consumer spending, which represents two-thirds of the nation's economic activity. In the first four months of the year, consumer expenditures remained weak. However, more recent personal income and consumer confidence data suggest that higher consumer spending may lead to stronger economic growth in the second half of the year. Concerns regarding inflation have largely subsided with the decline in economic growth. Broad price indices such as the consumer price index and producer price index have shown only moderate acceleration and labor costs remain under control.

INVESTMENT OUTLOOK

After a tremendous rally in the first two quarters of the year, the outlook for U.S. bond markets continues to be favorable. It is our view that the U.S. economic expansion should moderate to an annual growth rate of 2.0% in the second half of the year. Slower economic growth would be positive for inflation and may allow for further cuts in interest rates. We believe that inflationary pressures have crested and project that CPI inflation will peak near 3.5% in 1995. In tacit acknowledgment of the weakening U.S. economy, the Federal Reserve cut interest rates 0.25% in early July.

If our forecast for modest inflation and lower interest rates proves correct, the result should be an increase in U.S. bond prices. In this environment, we would expect to maintain a greater percentage of the Fund's assets in Treasury securities than mortgage securities. Treasury securities typically outperform mortgage securities in a declining interest rate environment due to the existence of prepayment risk in the mortgage market. Prepayment risk is the risk that homeowners will refinance their mortgages, forcing mortgage investors to reinvest the proceeds at lower interest rates.

The outlook for Mexico has recently improved as the government's economic recovery plan is meeting its initial goals. As interest rates fall in Mexico, it is our expectation that economic activity will recover. In Argentina, it is our belief that President Menem will continue to effectively address the country's economic concerns and maintain its commitment to the currency convertibility system. While political and social factors are of concern in both countries, the early achievements of both recovery plans are encouraging.

                                            ACM Government Securities Fund, Inc.
--------------------------------------------------------------------------------

ACM Government Securities Fund continues to provide high current income and as economic and market conditions change throughout the year, we believe that our consistent investment approach will further benefit shareholders.

Thank you for your continued interest and investment in ACM Government Securities Fund. We look forward to reporting its progress to you at year end.

Sincerely,

/s/ John D. Carifa

John D. Carifa
Chairman


/s/ Wayne D. Lyski

Wayne D. Lyski
President

Portfolio Of Investments
June 30, 1995 (unaudited)                   ACM Government Securities Fund, Inc.
--------------------------------------------------------------------------------

                                                             Principal
                                                              Amount
                                                               (000)          U.S. $ Value
------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY
   OBLIGATIONS--78.0%
U.S. TREASURY
   SECURITIES--56.3%
U.S. Treasury Bonds
   Zero coupon, 2/15/15..........................        US$  162,245        $ 42,347,567
   Zero coupon, 11/15/21.........................              23,600           3,920,668
   6.25%, 8/15/23................................                 650             613,945
   7.125%, 2/15/23...............................              23,040          24,543,360
   7.50%, 11/15/24...............................              47,000          52,001,270
   11.875%, 11/15/03.............................              18,400          25,072,944
   12.375%, 5/15/04..............................              33,200          46,837,896
   14.00%, 11/15/11 (a)..........................              52,340          84,021,925
U.S. Treasury Notes
   6.125%, 5/15/98...............................                 500             503,280
   6.50%, 4/30/97................................                 250             252,853
   6.50%, 5/15/05................................                 200             204,250
   6.75%, 4/30/00................................                 850             875,764
   7.50%, 2/15/05................................              35,000          38,111,850
   8.875%, 2/15/99...............................               6,000           6,562,500
   9.25%, 8/15/98................................              48,300          52,820,397
                                                                             ------------
Total U.S. Treasury Securities
   (cost $373,871,868)...........................                             378,690,469
                                                                             ------------
MORTGAGE-RELATED
   SECURITIES--11.1%
Federal Home Loan Bank
   15.00%, 9/01/95...............................              21,500          21,808,095
   15.00%, 9/07/95...............................              21,600          22,008,456
Federal National Mortgage
   Association
   Zero coupon, 10/09/19.........................             173,360          30,662,183
                                                                             ------------
Total Mortgage-Related
   Securities
   (cost $78,307,211)............................                              74,478,734
                                                                             ------------
FEDERAL AGENCY
   SECURITIES--10.6%
Small Business Administration
   Loan Pools (I/O)
   8.50%, 8/15/19 (b)............................              25,078          24,803,850
Student Loan Marketing
   Association
   15.00%, 9/13/95...............................              45,800          46,349,600
                                                                             ------------
Total Federal Agency Securities
   (cost $75,031,802)............................                              71,153,450
                                                                             ------------
Total U.S. Government and
   Agency Obligations
   (cost $527,210,881)...........................                             524,322,653
                                                                             ------------
FOREIGN SECURITIES--15.1%
ARGENTINA--8.2%
Bonos de Consolidacion de
   Daudas Provisionales FRN
   4.51%, 4/01/01................................       ARP    55,575          26,011,320
Bonos de Consolidacion FRN
   4.51%, 4/01/07................................              49,810          16,023,013
Bonos de Inversion FRN
   25.9192%, 5/01/01.............................              12,851          13,078,653
                                                                             ------------
Total Argentinian Securities
   (cost $57,404,763)............................                              55,112,986
                                                                             ------------
AUSTRALIA--6.3%
Commonwealth of Australia
   6.75%, 11/15/06...............................       AUD    72,200          42,334,242
   7.00%, 4/15/00................................                 100              66,683
                                                                             ------------
Total Austrailian Securities
   (cost $44,687,248)............................                              42,400,925
                                                                             ------------
BELGIUM--0.1%
Kingdom of Belgium
   6.50%, 3/31/05
   (cost $424,051)...............................       BEF    13,000             424,010
                                                                             ------------
CANADA--0.0%
Government of Canada
   9.00%, 12/01/04
   (cost $194,176)...............................       CA$       250             194,421
                                                                             ------------
DENMARK--0.1%
Kingdom of Denmark
   9.00%, 11/15/00
   (cost $324,973)...............................       DKK     1,700             326,685
                                                                             ------------
FRANCE--0.0%
Government of France
   7.50%, 4/25/05
   (cost $203,133)...............................       FRF     1,000             204,584
                                                                             ------------

Portfolio Of Investments (continued)        ACM Government Securities Fund, Inc.
--------------------------------------------------------------------------------

                                                             Principal
                                                              Amount
                                                               (000)          U.S.$  Value
------------------------------------------------------------------------------------------
GERMANY--0.1%
Bundesrepublik Deutschland
   6.50%, 3/15/00................................       DEM       100        $     73,557
Federal Republic of Germany
   6.25%, 1/04/24................................                 100              61,248
   8.875%, 12/20/00..............................                 500             399,161
Treuhandanstalt
   6.75%, 5/13/04................................                 200             141,890
                                                                             ------------
Total German Securities
   (cost $671,596)...............................                                 675,856
                                                                             ------------
ITALY--0.0%
Republic of Italy
   8.50%, 8/1/99
   (cost $274,310)...............................      LIRA   500,000             270,741
                                                                             ------------
JAPAN--0.2%
Government of Japan
   4.90%, 9/22/08................................     (Yen)    20,000             278,686
   6.70%, 6/20/00................................              75,000           1,073,919
                                                                             ------------
Total Japanese Securities
   (cost $1,317,699).............................                               1,352,605
                                                                             ------------
SPAIN--0.0%
Government of Spain
   7.40%, 7/30/99
   (cost $320,725)...............................       ESP    45,000             322,328
                                                                             ------------
UNITED KINGDOM--0.1%
Treasury Gilts
   8.50%, 12/07/05
   (cost $409,458)...............................       GBP       250             398,764
                                                                             ------------
Total Foreign Securities
   (cost $106,232,132)...........................                             101,683,905
                                                                             ------------
DEBT OBLIGATIONS--11.8%
Companhia Brasiliera de
   Projetos
   12.50%, 12/22/97..............................        US$    7,500           7,200,000
Merrill Lynch Trust
   13.00%, 2/13/98...............................              12,100          13,552,000
Mesa Capital Corp.
   12.75%, 6/30/98...............................               4,000           3,620,000
New England Mutual Life
   Insurance Co.
   7.875%, 2/15/24 (c)...........................               5,550           5,184,810
Repap New Brunswick Inc.
   9.875%, 7/15/00...............................        US$    2,000        $  2,010,000
Telecommunications Inc.
   9.80%, 2/01/12................................              12,215          13,431,125
Terex Corp.
   13.75%, 5/15/02 (c)...........................               4,000           3,560,000
Time Warner Entertainment Co.
   9.125%, 1/15/13...............................              13,000          13,510,770
Tribasa Toll Road Trust 1
   10.50%, 12/01/11 (c)..........................              11,200           7,000,000
United Air Lines Inc.
   10.25%, 7/15/21...............................               9,000          10,224,630
                                                                             ------------
Total Debt Obligations
   (cost $81,139,609)............................                              79,293,335
                                                                             ------------
SOVEREIGN DEBT
OBLIGATIONS--6.8%
ALGERIA--0.9%
Algeria Refinanced Trust
   Loan Assignment
   7.025%, 12/21/96..............................     FRF     103,786           6,204,081
                                                                             ------------
BRAZIL--1.3%
Republic of Brazil C-Bonds
   8.00%, 4/15/14 (d)............................     US$      17,609           8,672,319
                                                                             ------------
BULGARIA--2.3%
The Republic of Bulgaria
   PDI/IAB, FRN
   7.5625%, 7/28/11..............................              36,550          15,396,688
                                                                             ------------
ECUADOR--0.1%
Republic of Ecuador
   IE Bond 6.75%, 12/01/04........................              1,068             630,474
                                                                             ------------
NIGERIA--2.2%
Central Bank of Nigeria
   Euro Par Bonds VRN
   6.25%, 11/15/20...............................              32,750          14,471,406
                                                                             ------------
Total Sovereign
   Debt Obligations
   (cost $51,092,369)............................                              45,374,968
                                                                             ------------

                                            ACM Government Securities Fund, Inc.
--------------------------------------------------------------------------------

                                                             Principal
                                                              Amount
                                                               (000)          U.S. $ Value
------------------------------------------------------------------------------------------
OTHER SOVEREIGN
DEBT RELATED--0.4%
Bayerische Landesbank
   Spread Notes -
   U.S. Treasury Bond 6.25%,
   8/15/23 versus Brazil
   Par Bonds
   4.00%, 4/15/24 (e)
   9.125%, 9/28/95...............................     US$       1,000        $    741,600
   9.125%, 10/13/95..............................               1,000             748,300
Morgan Guaranty Trust Co.
   Linked to U.S. $
   Unrestructured
   Ivory Coast
   9.00%, 12/19/95 (f)...........................               1,000             949,778
                                                                             ------------
Total Other Sovereign
   Debt Related
   (cost $1,579,293).............................                               2,439,678
                                                                             ------------
                                                               Contracts      U.S. $ Value
                                                                 (000)
------------------------------------------------------------------------------------------
CALL OPTION
PURCHASED--0.0%
Argentinian Floating Rate Bonds
   6.50%, 3/31/05 expiring
   September '95 @ $72.50
   (cost $4,700).................................                 470        $     97,055
                                                                             ------------
TOTAL INVESTMENTS--112.1%
   (cost $767,258,984)...........................                             753,211,594
                                                                             ------------
OUTSTANDING
PUT OPTION WRITTEN--(0.6%)
Argentinian Floating Rate Bonds
   6.50%, 3/31/05 expiring
   September '95@ $68.50
   (premium received
   $4,610,700)...................................                 470          (3,788,858)
                                                                             ------------
TOTAL INVESTMENTS, NET
   OF OUTSTANDING OPTION
   WRITTEN--111.5%...............................                             749,422,736
Other assets less
   liabilities--(11.5%)..........................                             (77,251,922)
                                                                             ------------
NET ASSETS--100%.................................                            $672,170,814
                                                                             ============

--------------------------------------------------------------------------------

(a) Security, or portion thereof, has been segregated to collateralize forward exchange currency contracts.

(b) Illiquid security. Security, having a cost of $25,049,346, was acquired on June 14, 1994 and represents 3.7% of net assets at June 30, 1995.

(c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1995, these securities amounted to $15,744,810 or 2.3% of net assets.

(d) Coupon consists of 4.00% cash payment and 4.00% paid-in kind.

(e) The redemption value of these securities is indexed to the spread between the referenced treasury yield and the referenced emerging market debt yield.

(f) The redemption value of this security is linked to the change in the bid price of the referenced emerging market debt.

    Glossary of Terms:
    FRN - Floating Rate Notes. Stated interest rate in effect at June 30, 1995. IAB - Interest Arrears Bonds.
    I/O - Interest Only. Interest accrued based on yield to maturity.
    PDI - Past Due Interest.
    VRN - Variable Rate Notes. Stated interest rate in effect at June 30, 1995.

    See notes to financial statements.

Statement Of Assets And Liabilities
June 30, 1995 (unaudited)                   ACM Government Securities Fund, Inc.
--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at value (cost $767,258,984)........................................     $ 753,211,594
   Cash...........................................................................................        31,945,047
   Receivable for investment securities sold......................................................        20,918,287
   Interest receivable............................................................................        16,454,424
   Net unrealized appreciation of forward exchange currency contracts.............................           523,672
   Prepaid expenses...............................................................................            67,600
                                                                                                        ------------
   Total assets...................................................................................       823,120,624
                                                                                                        ------------
LIABILITIES
   Outstanding put option written (premium received $4,610,700)...................................         3,788,858
   Payable for investment securities purchased....................................................        85,281,357
   Loan payable...................................................................................        55,000,000
   Dividend payable...............................................................................         5,838,803
   Advisory fee payable...........................................................................           501,313
   Loan interest payable..........................................................................           144,010
   Administrative fee payable.....................................................................            97,159
   Accrued expenses and other liabilities.........................................................           298,310
                                                                                                        ------------
   Total liabilities..............................................................................       150,949,810
                                                                                                        ------------
NET ASSETS (equivalent to $8.63 per share, based on 77,850,706 shares outstanding)................     $ 672,170,814
                                                                                                        ============
COMPOSITION OF NET ASSETS
   Capital stock, at par..........................................................................     $     778,507
   Additional paid-in capital.....................................................................       833,998,021
   Dividends in excess of net investment income...................................................        (7,013,695)
   Accumulated net realized loss..................................................................      (143,006,751)
   Net unrealized depreciation of investments, options and foreign currency denominated assets
      and liabilities.............................................................................       (12,585,268)
                                                                                                        ------------
                                                                                                       $ 672,170,814
                                                                                                        ============
NET ASSET VALUE PER SHARE.........................................................................             $8.63
                                                                                                               =====

--------------------------------------------------------------------------------
See notes to financial statements.

Statement Of Operations
Six Months Ended June 30, 1995 (unaudited)  ACM Government Securities Fund, Inc.
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest (net of foreign withholding taxes of $2,497)................................                          $ 42,314,121
EXPENSES
   Advisory fee.........................................................................         $2,891,362
   Administrative fee...................................................................            542,011
   Transfer agency......................................................................            146,108
   Custodian............................................................................            144,210
   Reports and notices to shareholders..................................................             92,753
   Audit and legal......................................................................             36,995
   Directors' fees......................................................................             14,876
   Miscellaneous........................................................................             96,306
                                                                                                 ----------
   Total expenses before interest.......................................................          3,964,621
   Interest expense.....................................................................          2,014,141
                                                                                                 ----------
   Total expenses.......................................................................                             5,978,762
                                                                                                                  ------------
   Net investment income................................................................                            36,335,359
                                                                                                                  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
   Net realized loss on investment transactions.........................................                           (11,738,457)
   Net realized loss on option transactions.............................................                           (14,562,146)
   Net realized loss on foreign currency transactions...................................                            (2,978,381)
   Net change in unrealized depreciation of:
      Investments and options...........................................................                            74,407,368
      Foreign currency denominated assets and liabilities...............................                             1,174,675
                                                                                                                  ------------
Net realized and unrealized gain on investments and foreign currency transactions.......                            46,303,059
                                                                                                                  ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS..............................................                          $ 82,638,418
                                                                                                                  ============

Statement Of Changes In Net Assets
--------------------------------------------------------------------------------

                                                                                             Six Months Ended     Year Ended
                                                                                              June 30, 1995       December 31,
                                                                                                (unaudited)          1994
                                                                                             ----------------     ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income................................................................       $ 36,335,359      $  69,989,411
   Net realized loss on investments, options and foreign currency transactions..........        (29,278,984)      (122,008,321)
   Net change in unrealized appreciation (depreciation) of investments, options
      and foreign currency denominated assets and liabilities...........................         75,582,043        (82,625,863)
                                                                                               ------------      -------------
   Net increase (decrease) in net assets from operations................................         82,638,418       (134,644,773)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
   Dividends from net investment income.................................................        (36,335,359)       (60,766,175)
   Dividends in excess of net investment income.........................................         (7,013,695)               -0-
   Tax return of capital distribution...................................................                -0-        (16,716,842)

COMMON STOCK TRANSACTIONS
   Reinvestment of dividends resulting in issuance of common stock......................          2,361,078         12,936,298
                                                                                               ------------      -------------
   Total increase (decrease)............................................................         41,650,442       (199,191,492)

NET ASSETS
   Beginning of year....................................................................        630,520,372        829,711,864
                                                                                               ------------      -------------
   End of period........................................................................       $672,170,814      $ 630,520,372
                                                                                               ============      =============

--------------------------------------------------------------------------------
See notes to financial statements.

Statement Of Cash Flows
Six Months Ended June 30, 1995 (unaudited)  ACM Government Securities Fund, Inc.
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH FROM OPERATING ACTIVITIES:
   Interest received..........................................................     $    36,069,009
   Interest expense paid......................................................          (2,042,761)
   Operating expenses paid....................................................          (4,164,433)
                                                                                    --------------
   Net increase in cash from operating activities.............................                            $ 29,861,815

INVESTING ACTIVITIES:
   Purchase of long-term portfolio investments................................      (1,485,382,733)
   Proceeds from disposition of long-term portfolio investments...............       1,513,873,152
   Purchase of short-term portfolio investments - net.........................          (1,096,078)
                                                                                    --------------
   Net increase in cash from investing activities.............................                              27,394,341

FINANCING ACTIVITIES*:
   Cash dividends paid........................................................                             (35,149,173)
                                                                                                          ------------
   Net increase in cash.......................................................                              22,106,983
   Cash at beginning of year..................................................                               9,838,064
                                                                                                          ------------
   Cash at end of period......................................................                            $ 31,945,047
                                                                                                          ============
----------------------------------------------------------------------------------------------------------------------
RECONCILIATION OF NET INCREASE IN NET ASSETS FROM
OPERATIONS TO NET INCREASE IN CASH FROM OPERATING
ACTIVITIES:
   Net increase in net assets from operations.................................                            $ 82,638,418

ADJUSTMENTS:
   Decrease in interest receivable............................................     $        34,330
   Accretion of bond discount.................................................          (6,279,442)
   Decrease in accrued expenses...............................................            (228,432)
   Net gain on investments....................................................         (46,303,059)
                                                                                    --------------
   Total adjustments..........................................................                             (52,776,603)
                                                                                                          ------------

NET INCREASE IN CASH FROM OPERATING ACTIVITIES................................                            $ 29,861,815
                                                                                                          ============

--------------------------------------------------------------------------------
* Non-cash financing activities not included herein consist of reinvestment of dividends.

  See notes to financial statements.

Notes To Financial Statements
June 30, 1995 (unaudited)                   ACM Government Securities Fund, Inc.
--------------------------------------------------------------------------------

NOTE A: Significant Accounting Policies

ACM Government Securities Fund, Inc., (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Listed securities not traded and securities traded in the over-the-counter market, including listed debt securities whose primary market is believed to be over-the-counter, are valued at the mean between the most recent quoted bid and asked price provided by the principal market makers. The U.S. dollar value of forward foreign currency contracts is determined using forward currency exchange rates supplied by a quotation service. Options are valued at market value or fair value using methods determined by the Board of Directors. Securities for which market quotations are not readily available and restricted securities which are subject to limitations as to their resale are valued in good faith at fair value using methods determined by the Board of Directors. Readily marketable fixed-income securities are valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair value of such securities. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Security Transactions

Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

4. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued. Net realized loss on foreign currency transactions of $2,978,381 represent foreign exchange gains and losses from sales and maturities of foreign securities, holding of foreign currencies, options on foreign securities and currencies, closed forward exchange currency contracts, exchange gains and losses realized between the trade and settlement dates on foreign security transactions and the difference between amounts of interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized depreciation of investments, options and foreign currency denominated assets and liabilities.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Notes To Financial Statements (cont.)       ACM Government Securities Fund, Inc.
--------------------------------------------------------------------------------

NOTE B: Advisory and Administrative Fees

Under the terms of an Investment Advisory Agreement, the Fund pays its Adviser, Alliance Capital Management L.P., (the "Adviser"), a monthly advisory fee in an amount equal to the sum of the annualized rate of .30 of 1% of the Fund's average weekly net assets up to $250 million, .25 of 1% of the Fund's average weekly net assets in excess of $250 million, and 5.25% of the daily gross income (i.e., income other than gains from the sale of securities and foreign currency transactions or gains realized from options and futures contracts less interest on money borrowed by the Fund) accrued by the Fund during the month.

However, such monthly advisory fee shall not exceed in the aggregate 1/12th of 1% of the Fund's average weekly net assets during the month (approximately 1% on an annual basis).

Under the terms of an Administrative Agreement, the Fund pays its Administrator, Mitchell Hutchins Asset Management Inc., a monthly fee equal to the annualized rate of .20 of 1% of the Fund's average weekly net assets up to $100 million,
 .18 of 1% of the Fund's next $200 million of average weekly net assets, and .16 of 1% of the Fund's average weekly net assets in excess of $300 million. The Administrator prepares financial and regulatory reports for the Fund and provides other clerical services.

--------------------------------------------------------------------------------

NOTE C: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) aggregated $1,440,580,271 and $1,519,560,676, respectively, for the six months ended June 30, 1995.

At June 30, 1995, the cost of investments was $767,258,984. Accordingly, gross unrealized appreciation of investments was $14,138,548 and gross unrealized depreciation of investments was $28,185,938, resulting in net unrealized depreciation of $14,047,390 (excluding foreign currency).

At December 31, 1994, the Fund had a capital loss carryforward of approximately $75,448,000 which expires in the year 2002. Capital and foreign currency losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. In accordance with the Internal Revenue Code, the Fund incurred and will elect to defer a net capital and currency loss of approximately $21,556,000 until fiscal 1995.

1. Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or U.S. Government securities in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract.

                                            ACM Government Securities Fund, Inc.
--------------------------------------------------------------------------------

At June 30, 1995, the Fund had outstanding forward exchange currency contracts as follows:

                                                                       VALUE ON           U.S.$             UNREALIZED
                                                      CONTRACT        ORIGINATION        CURRENT            APPRECIATION
FOREIGN CURRENCY BUY CONTRACTS                         AMOUNT            DATE             VALUE            (DEPRECIATION)
------------------------------                        --------        -----------       ----------         --------------
Deutsche Marks,
   expiring 7/20/95........................           500,000         $  358,655        $  361,873           $   3,218
French Francs,
   expiring 8/21/95........................         2,000,000            405,589           411,673               6,084
Japanese Yen,
   expiring 7/10/95-8/21/95................        86,704,437          1,031,855         1,027,129              (4,726)
Swedish Kronor,
   expiring 7/05/95-8/03/95................         2,053,041            282,583           282,078                (505)

FOREIGN CURRENCY SALE CONTRACTS
-------------------------------
Australian Dollars,
   expiring 8/14/95........................        62,375,400         44,785,537        44,250,394             535,143
British Pounds,
   expiring 7/03/95........................            75,000            119,798           119,288                 510
Canadian Dollars,
   expiring 7/13/95........................           250,000            181,594           181,953                (359)
Danish Kroner,
   expiring 8/21/95........................           700,000            127,789           129,487              (1,698)
Deutsche Marks,
   expiring 7/03/95........................           232,280            166,676           167,966              (1,290)
Japanese Yen,
   expiring 8/21/95........................        50,000,000            595,583           594,064               1,519
Spanish Peseta,
   expiring 8/21/95........................        25,000,000            204,365           205,317                (952)
Swedish Kronor,
   expiring 7/05/95........................         1,553,041            212,536           213,504                (968)
Swiss Franc,
   expiring 8/18/95........................           300,000            249,273           261,577             (12,304)
                                                                                                             ---------
                                                                                                             $ 523,672
                                                                                                             =========

Notes To Financial Statements (cont.)       ACM Government Securities Fund, Inc.
--------------------------------------------------------------------------------

2. Option Transactions

For hedging purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as a realized gain from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

Transactions in options written for the six months ended June 30, 1995, were as follows:

                                                     Number of
                                                     Contracts
                                                       (000)         Premiums
                                                     ---------       --------
Options outstanding at
   beginning of period.......................          1,760        $ 2,381,500
Options written..............................          1,240         10,705,963
Options expired..............................         (2,060)        (7,607,263)
Options terminated in
   closing purchase
   transactions..............................           (470)          (869,500)
                                                      ------        -----------
Options outstanding at
   end of period.............................            470        $ 4,610,700
                                                      ======        ===========

--------------------------------------------------------------------------------

NOTE D:  Capital Stock

There are 300,000 shares of $0.01 par value common stock authorized. Of the 77,850,706 shares outstanding at June 30, 1995, the Advisor owned 9,000 shares. During the six months ended June 30, 1995 and the year ended December 31, 1994, the Fund issued 300,524 and 1,273,764 shares, respectively, in connection with the Fund's dividend reinvestment plan.

                                            ACM Government Securities Fund, Inc.
--------------------------------------------------------------------------------

NOTE E: Bank Borrowing

The Fund entered into a Revolving Credit Agreement with Morgan Guaranty Trust Company of New York ("Morgan Guaranty") on April 7, 1988. The maximum credit available is $55,000,000 and such amount was outstanding for the entire six months ended June 30, 1995.

The renewable credit facility, of which $30,000,000 matured on July 13, 1995 and $25,000,000 matured on July 21, 1995 (each portion was subsequently renewed), requires no collateralization. Interest payments on current borrowings are based on the London Interbank Offered Rate plus a premium. The weighted average interest rate for the six months ended June 30, 1995 was 7.38%. The Fund is obligated to pay Morgan Guaranty a commitment fee computed at the rate of .25 of 1% per annum on the average daily unused portion of the revolving credit.

--------------------------------------------------------------------------------

NOTE F: Quarterly Results of Operations

                                                    Net Realized
                                                   and Unrealized
                                                     Gain (Loss)           Net Increase
                                                   on Investments           (Decrease)
                                                    and Foreign            in Net Assets
                             Net Investment           Currency             Resulting from          Market Price
                                 Income             Transactions             Operations              on NYSE
                            ----------------     -------------------     -------------------     ----------------
                             Total      Per        Total        Per        Total        Per
Quarter Ended                (000)     Share       (000)       Share       (000)       Share      High      Low
                            -------    -----     ---------    ------     ---------    ------     -------  -------
June 30, 1995..........     $18,523    $ .24     $  73,996    $  .95     $  92,519    $ 1.19     $ 8.500  $ 7.250
March 31, 1995.........      17,812      .23       (27,693)     (.36)       (9,881)     (.13)    $ 8.625  $ 7.250
                            -------    -----     ---------    ------     ---------    ------
                            $36,335    $ .47     $  46,303    $  .59     $  82,638    $ 1.06
                            =======    =====     =========    ======     =========    ======

December 31, 1994......     $17,463    $ .22     $ (58,064)   $ (.75)    $ (40,601)   $ (.53)    $ 8.875  $ 7.625
September 30, 1994.....      18,131      .23        16,282       .21        34,413       .44     $ 9.750  $ 8.375
June 30, 1994..........      15,592      .21       (45,886)     (.59)      (30,294)     (.38)    $10.500  $ 9.125
March 31, 1994.........      18,803      .24      (116,966)    (1.52)      (98,163)    (1.28)    $12.000  $10.000
                            -------    -----     ---------    ------     ---------    ------
                            $69,989    $ .90     $(204,634)   $(2.65)    $(134,645)   $(1.75)
                            =======    =====     =========    ======     =========    ======

Financial Highlights                        ACM Government Securities Fund, Inc.
--------------------------------------------------------------------------------

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                                 Six Month
                                                   Ended                             Year Ended December 31,
                                                June 30, 1995    -----------------------------------------------------------------
                                                 (unaudited)        1994         1993           1992           1991           1990
                                                -------------    -------      -------        -------        -------        -------
Net asset value, beginning of period........       $  8.13       $ 10.88      $ 10.47        $ 10.55        $ 10.16        $ 10.60
                                                   -------       -------      -------        -------        -------        -------
Income From Investment Operations
---------------------------------
Net investment income.......................           .47           .90         1.13           1.03           1.17           1.22
Net realized and unrealized gain
   (loss) on investments, options and
   foreign currency transactions............           .59         (2.65)        1.26           (.07)           .48           (.38)
                                                   -------       -------      -------        -------        -------        -------
Net increase (decrease) in net asset value
   from operations..........................          1.06         (1.75)        2.39            .96           1.65            .84
                                                   -------       -------      -------        -------        -------        -------

Less: Dividends and Distributions
---------------------------------
Dividends from net investment income........          (.47)         (.78)       (1.13)         (1.04)         (1.26)         (1.28)
Dividends in excess of net investment
   income...................................          (.09)           -0-          -0-            -0-            -0-            -0-
Distributions from net realized gains.......            -0-           -0-        (.62)            -0-            -0-            -0-
Tax return of capital distribution..........            -0-         (.22)          -0-            -0-            -0-            -0-
                                                   -------       -------      -------        -------        -------        -------
Total dividends and distributions...........          (.56)        (1.00)       (1.75)         (1.04)         (1.26)         (1.28)
                                                   -------       -------      -------        -------        -------        -------

Capital Share Transactions
--------------------------
Dilutive effect of rights offering..........            -0-           -0-        (.22)            -0-            -0-            -0-
Offering costs charged to additional
   paid-in capital..........................            -0-           -0-        (.01)            -0-            -0-            -0-
                                                   -------       -------      -------        -------        -------        -------
Total capital share transactions............            -0-           -0-        (.23)            -0-            -0-            -0-
                                                   -------       -------      -------        -------        -------        -------
Net asset value, end of period..............       $  8.63       $  8.13      $ 10.88        $ 10.47        $ 10.55        $ 10.16
                                                   =======       =======      =======        =======        =======        =======
Market value, end of period.................       $ 8.375       $ 8.125      $11.875        $10.625        $10.625        $ 10.00
                                                   =======       =======      =======        =======        =======        =======
Total Return
------------
Total investment return based on:(a)
   Market value.............................         10.46%       (23.69)%      30.25%         10.39%         20.01%          5.70%
                                                   =======       =======      =======        =======        =======        =======
   Net asset value..........................         13.75%       (16.66)%      21.10%          9.56%         17.33%          8.92%
                                                   =======       =======      =======        =======        =======        =======
Ratios/Supplemental Data
------------------------
Net assets, end of period (000's omitted)...      $672,171      $630,520     $829,712       $707,998       $707,043       $673,218
Ratio of expenses to average net assets.....          1.92% (b)     1.52%        1.43%          1.52%          1.83%          2.05%
Ratio of expenses to average net assets
   excluding interest expense...............          1.27% (b)     1.14%        1.16%          1.16%          1.28%          1.32%
Ratio of net investment income to
   average net assets.......................         11.67% (b)     9.83%        9.83%          9.83%         11.59%         12.09%
Portfolio turnover rate.....................           187%          319%         443%           497%           480%           360%

--------------------------------------------------------------------------------
(a) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in years where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return for a period of less than one year is not annualized.

(b) Annualized.

                                            ACM Government Securities Fund, Inc.
--------------------------------------------------------------------------------

Board Of Directors
John D. Carifa, Chairman
Ruth Block
David H. Dievler
James R. Greene
Dr. James M. Hester
Hon. James D. Hodgson
Clifford L. Michel
Robert C. White

Officers
Wayne D. Lyski, President
Paul J. DeNoon, Vice President
Susan Peterson, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Joseph J. Mantineo, Controller

ADMINISTRATOR
Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, NY 10019

CUSTODIAN, DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

INDEPENDENT AUDITORS
Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

--------------------------------------------------------------------------------

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase from time to time at market prices shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to shareholders of ACM Government Securities Fund, Inc., for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

ACM GOVERNMENT SECURITIES FUND, INC.
Summary of General Information

THE FUND

ACM Government Securities Fund, Inc. is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks to provide high current income consistent with preservation of capital. The Fund invests principally in U.S. Government obligations. The Fund may also invest up to 35% of its assets in other fixed-income securities, including those issued by stable foreign governments. Additionally, the Fund may utilize other investment techniques, including options and futures. The investment adviser of the Fund is Alliance Capital Management L.P.

SHAREHOLDER INFORMATION

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction Section of newspapers under the designation "ACMSc". The Fund's NYSE trading symbol is "GSF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal and The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds."

DIVIDEND REINVESTMENT PLAN

A Dividend Reinvestment Plan is available to shareholders in the Fund, which provides automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund shares through the Plan Agent. A brochure describing the Plan is available from the Plan Agent, State Street Bank and Trust Company, by calling 1-800-219-4218.

If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

ACM GOVERNMENT SECURITIES FUND, INC.
1345 Avenue of the Americas
New York, New York 10105

[LOGO OF ALLIANCE CAPITAL APPEARS HERE]

/(R)/These registered service marks used under license from the owner, Alliance Capital Management L.P.

SECSR



                                      ACM
--------------------------------------------------------------------------------
                                  Government
--------------------------------------------------------------------------------
                                  Securities
--------------------------------------------------------------------------------
                                     Fund
--------------------------------------------------------------------------------

                                                        Semi-Annual
                                                        Report
                                                        June 30, 1995




                                                        [LOGO OF ALLIANCE MUTUAL
                                                           FUNDS APPEARS HERE]